                                                                   EXHIBIT 10.41


                                     LEASE


A.  Lessor:

    Name:     Propco, Inc.
              -------------------------------------------------------------
    _______________________________________________________________________
    Address:  5000 S. E. 25th Avenue
              Portland, Oregon 97202

B.  Lessee:
    Name:     Crown Zellerbach Corporation
              -------------------------------------------------------------
    [_] Sole proprietorship
    [_] Partnership composed of ___________________________________________
        ___________________________________________________________________
    [x]    A  Nevada corporation qualified to do business in Oregon.
              ------

    Address:    One Bush Street
                ATTN:  Real Estate Dept.
                San Francisco, California 94104

C.  Date of execution of Lease Jan. 9, 1981

D.  Address of premises  4455 S.E. 24th Avenue
                         Portland, Oregon

E.  Legal description  a portion of Block 6,
                       SPANTON'S ADDITION,
                       Multnomah County, Oregon

F.  Commencement date of Lease: Sept. 1, 1981 See Schedule A

G.  Expiration date of Lease: June 30, 1991 See Schedule A

H.  Initial rental: $ 19,631.00 per month. See Schedule A
                      ---------

J.  Lease deposit: $ None
                     ----

K. Rental adjustments: For the second 5-year period of the basic lease, the rent will be based on of the increase of the CPI, all items, using September 1981 as base year, Seattle, Wash.

L. Lessee's use of premises: Office and Warehouse (Uniform Building Code B2 Occupancy)

M. Additional provisions regarding repairs: Lessor shall be responsible for maintenance of concrete floors major settlements should occur to said floors. Lessee shall be responsible for all maintenance of the concrete floors except where major settlements occur.

N.  Liability insurance coverages to be provided by Lessee:

    Injury to one person: $  One Million
                             -----------
    Injuries arising out of a single occurrence: $  Two Million
                                                    -----------
    Property damage: $  One Million
                        -----------

P.  Term of payment for business interruption:  None
                                                ----

Q.  Permitted period for display of Lessor's signs: 180 days

R.  Liquidated damages for holding over: $ double the latest rent, prorated
                                           ----------------------
    on a daily basis.

S.  Additional terms and conditions:

    See Schedule A

    Notwithstanding the provisions of paragraph 17 & 19 herein, should the partial destruction or taking of the property substantially destroy the value of the property to the Lessee, and should Lessor be unable to restore the premises to meet Lessee's needs within 180 day of such destruction or taking then Lessee may terminate this lease at the end of such 180 day period.

    Option Period:  See Schedule A         CROWN ZELLERBACH CORPORATION

    By: PROPCO, INC.                   BY: /S/ W. J. Zellerbach
       ---------------------------         -------------------------------------
      Title:[SIGNATURE NOT LEGIBLE]      Title: W. J. Zellerbach
             ----------------------             --------------------------------
                           "Lessor"             Senior Vice President   "Lessee"

     THIS AGREEMENT AND LEASE was made and entered into by and between the "Lessor" identified at Paragraph A. above and the "Lessee" identified at Paragraph B. above on the date set forth at Paragraph C. above.

     Lessor does hereby lease, demise and let unto Lessee the premises located and described in Paragraphs D. and E. above for a term commencing at 12:01 a.m. on the date set forth at Paragraph F. above and expiring at midnight on the date set forth at Paragraph G. above.

     1. TENANT'S ACCEPTANCE OF PROPERTY. The Lessee accepts the building, improvements, and personalty on the leased premises (all of which are hereinafter referred to as "the Leased Property",) in their present state and without any representation or warranty by the Lessor as to the condition of such property or as to the use which may be made thereof except that Lessor warrants that the premises upon delivery shall comply with all statute codes & regulations of the Federal, State or local government units. The Lessee acknowledges that the Leased Property, the title thereto, the streets, sidewalks, driveways, parking areas, curbs, utilities, and structures adjoining the same, any subsurface conditions thereof, and the present use and non-uses thereof have been examined by the Tenant. The Lessor shall not be responsible for any latent defect or change of condition in the Leased Property, and the rent hereunder shall in no case be withheld or diminished on account of any defect in the Leased Property, any change in the condition thereof, any damage occurring thereto, or the existence with respect thereto of any violations of the laws or regulations of any governmental authority except as may be otherwise specifically provided herein. The obligation of the Lessee to pay the full rent herein reserved shall not be affected by any future act or omission on the part of the Lessor with respect to the tenantability of the Leased Property, or the building of which it is a part, except as otherwise specifically provided herein. The taking of possession of the Leased Property by the Lessee shall be conclusive evidence that the Lessee accepts the same "as is" and that the Leased Property and the building and land of which the same form a part were in good condition at the time possession was taken.

     2. RENTAL. The initial rental to be paid by the Lessee to the Lessor is the sum set forth at Paragraph H. above, said sum to be due and payable monthly commencing on the commencement date set forth at Paragraph F. above and paid monthly thereafter on the first day of each month during the term hereof.

     3. LEASE DEPOSIT. Concurrently with the execution of this Lease, the Lessee has deposited with the Lessor the sum set forth at Paragraph J. above as security for the performance by the Lessee of all the conditions required to be performed by the Lessee under this Lease.

     4. RENT REVISION. At the time or times, and in accordance with the terms set forth in Paragraph K. above, the rental set forth in Paragraph H. above shall be adjusted for the remaining term of the Lease.

     5.  USE OF PREMISES.

         (i) The Lessee shall use the Leased Property for the conduct of the business described at Paragraph L. above and for no other purposes whatsoever without the Lessor's prior written consent.

         (ii) The Lessee will not make any unlawful, improper or offensive use of the Leased Property; he will not suffer any strip or waste thereof; he will not permit any objectionable noise or odor to escape or to be emitted from the Leased Property or do anything or permit anything to be done upon or about the Leased Property in any way tending to create a nuisance.

         (iii) The Lessee will not allow the Leased Property at any time to fall into such a state of repair or disorder as to increase the fire hazard thereon; he shall not install any power machinery on the Leased Property except under the supervision and with written consent of the Lessor; he shall not store gasoline or other highly combustible materials on the Leased Property in such a way or for such a purpose that the fire insurance rate on the building in which the Leased Property is located is thereby increased or that would prevent the Lessor from taking advantage of any rulings of the Insurance Rating Bureau of the state in which the Leased Property is situated which would allow the Lessor to obtain reduced premium rates for long term fire insurance policies.

         (iv) The Lessee shall comply at the Lessee's own expense with all laws and regulations of any municipal, county, state, federal or other public authority respecting the use of the Leased Property except Lessor shall repair all pre-existing violations.

         (v) The Lessee will not overload the floors of the Leased Property in such a way as to cause any undue or serious stress or strain upon the building in which the Leased Property is located, or any part thereof, and the Lessor shall have the right, at any time, to call upon any competent engineer or architect whom the Lessor may choose, to decide whether or not the floors of the Leased Property, or any part thereof, are being overloaded so as to cause any undue or serious stress or strain on said building, or any part thereof, and the decision of said engineer or architect shall be final and binding upon the Lessee; and in the event that the engineer or architect so called upon shall decide that in his opinion the stress or strain is such as to endanger or injure said building, or any part thereof, then and in that event the Lessee agrees immediately to relieve said stress or strain either by reinforcing the building or by lightening the load which causes such stress or strain in a manner satisfactory to the Lessor.

     6. UTILITIES. The Lessee shall pay for all heat, light, water, power, garbage and other services or utilities used in the Leased Property during the term of this Lease.

     7.  REPAIRS AND IMPROVEMENTS.
         (i) The Lessor shall not be required to make any repairs, alterations, additions or improvements to or upon the Leased Property during the term of this Lease, except only those hereinafter specifically provided for; the Lessee hereby agrees to maintain and keep the Leased Property including, but not limited to, all interior and exterior doors, heating, ventilating and cooling systems, interior wiring, plumbing and drain pipes to sewers or septic tank, in good order and repair during the entire term of this Lease at the Lessee's own cost and expense, and to replace all glass which may be broken or damaged during the term hereof in the windows and doors of the Leased Property with glass of as good or better quality as that now in use; the Lessee hereby agrees to keep and maintain the sidewalks, driveways and parking areas immediately adjoining the Leased Property in a safe and orderly condition.

         (ii) Except as otherwise provided in Paragraph M. above, the Lessor agrees to maintain in good order and repair during the term of this Lease the exterior walls, roof, gutters, downspouts and foundations of the building in which the Leased Property is situated. It is understood and agreed that the Lessor reserves and at any and all times shall have the right to alter, repair or improve the building of which the Leased Property is a part, or to add thereto, and for that purpose at any time may erect scaffolding and all other necessary structures upon the Leased Property, and the Lessor and Lessor's representatives, contractors and workman for the aforedescribed purposes may, upon reasonable advance notice, enter in or about the Leased Property with such materials and equipment as Lessor may deem necessary therefor, and Lessee waives any claim to damages, including loss of business resulting therefrom.

     8. RIGHT OF ENTRY. It shall be lawful for the Lessor, his agents and representatives, at any reasonable time to enter into or upon the Leased Property for the purpose of examining into the condition thereof, or any other lawful purpose. If during the last month of the term the Lessee shall have removed all, or substantially all, of the Lessee's property from the Leased Property, the Lessor may immediately enter and alter, renovate, and redecorate the Leased Property, without elimination or abatement of rent and without liability to the Lessee for any compensation, and such acts shall have no effect upon this Lease.

     9. RIGHTS OF ASSIGNMENT. The Lessee will not assign, transfer, pledge, hypothecate, surrender or dispose of this Lease, or any interest herein, or permit any other person or persons whomsoever to occupy the Leased Property without the written consent of the Lessor being first obtained in writing provided that such consent will not be unreasonably withheld. This Lease is personal to the Lessee. Lessee's interest, in whole or in part, cannot be sold, assigned, transferred, seized or taken by operation at law, or under or by virtue of any execution or legal process, attachment or proceedings instituted against the Lessee, or under or by virtue of any bankruptcy of insolvency proceedings had in regard to the Lease or in any other manner, except as above mentioned. Subject to the foregoing, all rights, remedies and liabilities herein given to or imposed upon either of the parties hereto, shall extend to, inure to the benefit of, and bind, as the circumstances may require, the heirs, personal representatives, successors and, so far as this Lease is assignable by the terms hereof, the assigns of such parties.

     10. LIENS. The Lessee will not permit any lien of any kind, type or description to be placed or imposed upon the Leased Property or any part thereof.

     11. ICE, SNOW, AND DEBRIS. If the Leased Property is located at street level, then at all times Lessee shall keep the sidewalks, curbs, driveways, and parking areas immediately adjoining the building (whether or not they are included herein as Leased Property), in front thereof free and clear of ice, snow, rubbish, debris and obstruction; and if the Lessee occupies the entire building, he will not permit rubbish, debris, ice or snow to accumulate on the roof of said building so as to stop up or obstruct gutters or downspouts or cause damage to said roof.

     12. ADVERTISING SIGNS. The Lessee will not use the outside walls of the Leased Property, or allow signs or devices of any kind to be attached thereto or suspended therefrom, for advertising or displaying the name or business of the Lessee or for any purpose whatsoever without the written consent of the Lessor.

     13. INSURANCE COVERAGES. The Lessee shall, at all times during the term hereof, at his own expense, maintain, keep in effect, furnish and deliver to the Lessor insurance policies (or certificates evidencing same,) in form and with an insurer satisfactory to the Lessor insuring:

         (i) Both the Lessor and the Lessee against all liability for damage to personal property in or about said Leased Property. The amount of said liability insurance shall be not less than the amount set forth in Paragraph N. above.

         (ii) The Lessor against the damage or destruction of the Leased Property by fire or other casualty under a standard fire insurance policy with standard special or extended form coverage endorsement to 90% of the full, current replacement value.

         (iii) The renewal forms of each such policy or certificate shall be delivered to the Lessor no less than 30 days prior to the expiration of the current policy. Each such policy shall provide that it cannot be cancelled as to the Lessor with less than 15 days notice to it.

     14. INDEMNIFICATION. The Lessee agrees to and shall indemnify and hold the Lessor harmless against any and all claims and demands arising from, (i) the negligence of the Lessee his officers, agents, invitees and/or employees; (ii) a failure by the Lessee to perform any covenant required to be performed by the Lessee ??? ? hereunder; (iii) any accident, injury, or damage ???? shall happen in or about the Leased Property or appurtenances, or on or under the adjoining streets, sidewalks, driveways, parking ???? or curbs, or resulting from the condition, maintenance, or operation of the Leased Property or of the adjoining streets, sidewalks, driveways, parking areas, or curbs; (iv) the Lessee's failure to comply with any requirements of any governmental authority; and (v) any mechanic's lien, or security agreement, filed against the Leased Property as a result of the acts of the Lessee. The Lessee shall at his own expense defend the Lessor against any and all suits or actions arising out of the aforedescribed acts or claimed acts, and all appeals therefrom and shall satisfy and discharge any judgment which may be awarded against Lessor, including but not limited to, the Lessor's attorney's fees, in any such suit or action.

     15. TAXES AND ASSESSMENTS. The Lessee shall pay all real property taxes, assessments (general and special) and other public charges levied, assessed or otherwise imposed upon the Leased Property, all promptly before the same or any part thereof become past due; provided, however, that any municipal, county or state assessments over $2,000.00 total which become or may become a lien on the premises, may be bonded by the Lessee as provided by law, and the Lessee shall pay all installments of principal and interest on such bonds during his tenancy, but shall be released from all obligation for payment of installments becoming due after the end of the lease term herein reserved without proration. The Lessee shall also pay promptly, when due, all taxes levied against his own personal property and all taxes, assessments and other public charges whatsoever arising in respect to, and because of, the Lessee's occupancy, use or possession of the Leased Property. Such real property taxes for years in which the commencement and expiration of the term of this Lease shall fall shall be appropriately pro-rated and adjusted between the Lessor and the Lessee. The Lessee shall furnish to the Lessor, within 30 days after the date any amount is payable by the Lessee, as provided in this Paragraph, copies of official receipts of the appropriate taxing authority or other proof satisfactory to the Lessor evidencing payment.

     16. LESSEE'S ALTERATIONS AND IMPROVEMENTS. No alteration, addition, or improvement to the Leased Property shall be made by the Lessee without the written consent of the Lessor. Any alteration, addition, or improvement made by the Lessee after such consent shall have been given, and any fixtures installed as part thereof, (except Lessee's movable trade fixtures), shall, at the Lessor's option, become the property of the Lessor upon the expiration or other sooner termination of this Lease; provided, however, that the Lessor shall have the right to require the Lessee to remove such fixtures at the Lessee's cost upon such termination of this Lease.

     17. DAMAGE BY CASUALTY OR FIRE AND DUTY TO REPAIR. If all or any part of the Leased Property is damaged or destroyed by fire or other casualty subject to coverage under the standard fire insurance policy with standard special or extended form coverage endorsement applicable to the Leased Property, the Lessor shall, except as otherwise provided herein, repair and rebuild the Leased Property with reasonable diligence. If there is a substantial interference with the operation of the Lessee's business in the Leased Property, the then applicable rental shall be equitably apportioned for the duration of such repairs. Notwithstanding the foregoing provisions, if at any time within eighteen months prior to the end of the initial or any renewal term, and provided the Lessee shall not have served upon the Lessor notice of renewal or extension as herein provided, the Leased Property is completely destroyed or so damaged by fire or other casualty covered by insurance as to render it unfit for the use as set forth at Paragraph L. above, the Lessor may terminate this Lease on 30 days' written notice to the Lessee. If all or any substantial part of the Leased Property is damaged or destroyed by casualty which is not subject to coverage under the standard fire insurance policy with standard special or extended form coverage endorsement applicable to the Leased Property, or if subject to such coverage, the loss is, in fact, not covered to within 90% of replacement, the Lessor may terminate this Lease upon 30 days' written notice to the Lessee. If the Lessor shall terminate this Lease as provided herein, all rent shall be apportioned to the date of termination and all insurance proceeds shall belong to the Lessor. Except to the extent provided for in this Paragraph, neither the rent payable by the Lessee nor any of the Lessee's other obligations under any provision of this Lease shall be affected by any damage to or destruction of the Leased Property by any cause whatsoever, and the Lessee hereby expressly waives any and all additional rights it might otherwise have under any law or statute.

     18. WAIVER OF SUBROGATION RIGHTS. Neither the Lessor nor the Lessee shall be liable to the other for loss arising out of damage to, or destruction of, the Leased Property or the contents thereof, when such loss is caused by any of the perils which are or could be included within or insured against by a standard fire insurance policy with standard extended or special form coverage endorsement, including sprinkler leakage insurance and business interruption insurance, if any. All such claims for any and all loss, however caused, hereby are waived. Said absence of liability shall exist whether or not the damage or destruction is caused by the negligence of either Lessor or Lessee or by any of their respective agents, servants or employees. Neither the Lessor nor the Lessee shall have any interest or claim in the other's insurance policy or policies, or the proceeds thereof, unless specifically covered therein as a joint assured and notwithstanding any provision hereof requiring the Lessee to furnish such coverages on behalf of the Lessor. If the Lessee, at any time, is unable to obtain inclusion of any of the matters set forth above and any of its policies, the Lessee shall, at its own expense, have the Lessor named in such policies as one of the insureds.

     19. EMINENT DOMAIN.
         (i) If the whole of the Leased Property shall be taken for any public or any quasi-public use under any statue or by right of eminent domain, or by private purchase in lieu thereof, then this Lease shall automatically terminate as of the date that title shall be taken. If any part of the Leased Property shall be so taken as to render the remainder thereof unusable for the purposes for which the Leased Property was leased, as set forth in Paragraph L., then the Lessor and the Lessee shall each have the right to terminate this Lease on 30 days' notice to the other given not later than the date of such taking. In the event that this Lease shall terminate or be terminated, the rental shall, if and as necessary, be equitably adjusted.

         (ii) If a part of the Leased Property shall be taken as provided in Subparagraph (i) above, without so rendering the remainder of the Leased Property unusable, then the Lessor shall rebuild and restore the Leased Property with reasonable diligence, and if there is a substantial interference with the operation of the Lessee's business in the Leased Property the then applicable rental shall be equitably apportioned for the duration of such rebuilding and restoration; provided, however, that the cost of such work shall not exceed the proceeds of its condemnation award; and provided, further, that if such taking occurs within 18 months prior to the end of the initial or any renewal term, the Lessor may upon 30 days' notice given to the Lessee on or before the date of such taking elect not to so rebuild or restore the Leased Property.

         (iii) All compensation awarded or paid upon such a total or partial taking of the Leased Property shall belong to and be the property of the Lessor without any participation by the Lessee; provided, however, that nothing contained herein shall be construed to preclude the Lessee from prosecuting any claim directly against the condemning authority in such condemnation proceedings for loss of business, or depreciation to, damage to, or cost of removal of, or for the value of stock, trade fixtures, furniture, and other personal property belonging to the Lessee; provided, further, however, that no such claim shall diminish or otherwise adversely affect the Lessor's award or the award of any fee mortgagee.

     20. LESSOR'S SIGNS. During the periods specified in Paragraph Q. above, the Lessor may post on the Leased Property, including the windows thereof, signs of moderate size notifying the public that the premises are "for sale" or "for rent" or "for lease."

     21. SURRENDER UPON TERMINATION. At the expiration of this term of the Lease or upon any sooner termination hereof, the Lessee will quit and deliver up said Leased Property and all future erections or additions to or upon the same, broom clean, to the Lessor or those having Lessor's estate in the premises, peaceably, quietly, and in as good order and condition, reasonable use and wear thereof, damage or loss excused pursuant to the terms hereof excepted, as the same are now in or hereafter may be put in by the Lessor and Lessee.

     22. LIQUIDATED DAMAGES. In the event that the Lessee shall fail to deliver up the Leased Property as above agreed, he shall become liable for the payment, at the option of the Lessor, of a sum for each and every day which he holds possession and fails to deliver over possession in the amount set forth at Paragraph R. above. The Lessor by availing itself of the rights and privileges granted by this provision and the acceptance of said liquidated rental shall not be deemed to have waived any of the rights and privileges granted in other parts of this Lease, (including, but not limited to, the continuing charge of rental,) but the rights granted under this provision shall be considered, in any event, as in addition to, and not in exclusion of, such rights and privileges.

     23. HOLDING OVER. In the event the Lessee for any reason shall hold over after the expiration of this Lease, such holding over shall not be deemed to operate as a renewal or extension of this Lease, but shall only create a tenancy from month-to-month which may be terminated at will at any time by the Lessor.

     24. ATTORNEY'S FEES AND COURT COSTS. In case suit, action, or arbitration is instituted to enforce compliance with any of the terms, covenants or conditions of this Lease, or to collect the rental which may become due hereunder, or any portion thereof or to enforce any right of Lessor while Lessee is holding over after expiration hereof, the losing party agrees to pay such sum as the trial court or arbitrators may adjudge reasonable as attorney's fees to be allowed the prevailing party in such suit, action, or arbitration and in the event any appeal is taken from any judgment or decree in such suit or action, the losing party agrees to pay such further sum as the appellate court shall adjudge reasonable as prevailing party's attorney's fees on such appeal. The Lessee agrees to pay and discharge all Lessor's costs and expenses, including Lessor's reasonable attorney's fees, that shall arise from enforcing any provision or covenants of this Lease even though no suit, action, or arbitration is instituted if this Lease or Lessor's rights arising hereunder are placed in Lessor's attorney's hands for collection or enforcement.

     25. WAIVER. Any waiver by the Lessor of any breach of any covenant herein contained to be kept and performed by the Lessee shall not be deemed or considered as a continuing waiver, and shall not operate to bar or prevent the Lessor from declaring a forfeiture for any succeeding breach, either of the same condition or covenant or otherwise.

     26. NOTICES. Any notice required by the terms of this Lease to be given by one party to the other or desired so to be given, shall be sufficient if in writing contained in a sealed envelope, deposited in the U.S. Registered or Certified Mails with postage fully prepaid, and if intended for the Lessor, then if addressed to said Lessor at the address set forth in Paragraph A. above and if intended for the Lessee, then if addressed to the Lessee at the address set forth for it in Paragraph B. above.

     27. DELAY OF POSSESSION. If the Lessor for any reason cannot deliver possession of the Leased Property to the Lessee at the commencement of the Lease term, this Lease shall not be void or voidable, nor shall the Lessor be liable to the Lessee for any loss or damage resulting therefrom, but there shall be an abatement of rent for the period between the commencement of the Lease term and the time when the Lessor does deliver possession.

     28. QUIET ENJOYMENT. The Lessee, upon the payment of the rent herein reserved and upon the performance of, and subject to the provisions of this Lease, shall at all times during the Lease term and during any extension or renewal term peaceably and quietly enjoy the Leased Property without any disturbance from the Lessor or from any other person claiming through the Lessor.

     29. PERFORMANCE OF LESSEE'S OBLIGATIONS. If the Lessee shall be in default hereunder, the Lessor may cure such default on behalf of the Lessee, in which event the Lessee shall reimburse the Lessor for all sums paid to effect such cure, together with interest at the highest legal rate. In order to collect such reimbursement the Lessor shall have all the remedies available under this Lease for a default in the payment of rent.

     30. ARBITRATION. In the event of any controversy between the parties over the application of Paragraphs 17., 19., or 27. hereof, the same shall be settled by arbitration at Portland, Oregon in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

     31. DEFAULT.
         (i) The Lessor may give the Lessee five days' notice of intention to terminate this Lease in any of the following circumstances:

              1. If the Lessee shall be in default in the performance of any covenant of the Lease (other than the covenants for the payment of basic rent or additional rent) and if such is not cured within 15 days after written notice thereof given by the Lessor; or, if such default shall be of such nature that it cannot be cured completely within such 15-day period, if the Lessee shall not have promptly commenced the cure within such 15-day period or shall not thereafter proceed with reasonable diligence and in good faith to remedy such default.

              2. If the Lessee shall be adjudicated a bankrupt, make a general assignment for the benefit of creditors, or take the benefit of any insolvency act, or if a permanent receiver or trustee in bankruptcy shall be appointed for the Lessee's property and such appointment is not vacated within 90 days. For these purposes the "Lessee" shall mean the tenant then in possession of the Leased Property.

              3. If the Leased Property becomes vacant or deserted for a period of 30 days.

              4. If this Lease shall be assigned or the Leased Property sublet other than in accordance with the terms of this Lease and such default is not cured within 15 days after notice.

         (ii) The Lessor may give the Lessee 10 days' notice of intention to terminate this Lease if the Lessee shall be in default in the payment of the initial rent or any additional rent.

         (iii) If the Lessor shall give the notice of intention to terminate provided above, then at the expiration of such period this Lease shall terminate as completely as if that were the date herein definitely fixed for the expiration of the term of this Lease, and the Lessee shall then surrender the Leased Property to the Lessor. If this Lease shall so terminate, it shall be lawful for the Lessor, at its option, without formal demand or notice of any kind, to re-enter the Leased Property by a forceable entry and detainer action or by any other means, including force, and to remove the Lessee and his possessions therefrom without being liable for any damages therefor. Upon the termination of this Lease, as herein provided, the Lessor shall have the right, at its election, to terminate any sublease then in effect, without the consent of the sublessee concerned.

         (iv) The Lessee shall remain liable for all its obligations under this Lease despite the Lessor's re-entry, and the Lessor may re-rent or use the Leased Property as agent for the Lessee, if the Lessor so elects. The Lessor waives any legal requirement for notice of intention to re-enter and any right of redemption.

         (v) If this Lease shall terminate as provided in this Paragraph the Lessor shall have the right, at its election at any time, to recover from the Lessee the amount by which the rent and charges equivalent to rent reserved herein for the balance of the term shall exceed the reasonable rental value of the Leased Property for the same period.

     32. MISCELLANEOUS PROVISIONS.
         (i) Time is of the essence of this Lease with respect of performance by the Lessee to his obligations hereunder.

         (ii) In construing this Lease, masculine or feminine pronouns shall be substituted for those neuter in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context requires.

         (iii) If there is more than one party tenant, the covenants of the Lessee shall be the joint and several obligations of each such party, and, if the Lessee is a partnership, the covenants of the Lessee shall be the joint and several obligations of each of the partners and the obligations of the firm.

         (iv) The parties agree to execute and deliver any instruments in writing necessary to carry out any agreement, term, condition, or assurance in this Lease whenever occasion shall arise and request for such instruments shall be made.

         (v) The specified remedies to which the Lessor may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress, as provided herein or by law, to which the Lessor may be lawfully entitled in case of any breach or threatened breach by the Lessee of any provision or provisions of this Lease.

         (vi) The captions of this Lease are inserted only as a matter of convenience and for reference and in no way define, limit, or describe the scope or intent of this Lease, nor in any way affect this Lease.

         (vii) This Lease, together with any written agreements which shall have been executed simultaneously herewith, contains the entire agreement and understanding between the parties. There are no oral understandings, terms, or conditions, and neither party has relied upon any representation, express or implied, not contained in this Lease or the simultaneous writings heretofore referred to. All prior understandings, terms, or conditions are deemed merged in this Lease. This Lease cannot be changed or supplemented orally.

         (viii) If any provision of this Lease shall be declared invalid or unenforceable, the remainder of this Lease shall continue in full force and effect.

     33. ADDITIONAL TERMS AND CONDITIONS. Additional terms and conditions of this Lease are set forth at Paragraph S. above (and attached) and have the same force and effect as if printed here; provided, however, that in the event that any provisions of Paragraph S. conflict with any other provision hereof, and both may not be given effect, Paragraph S. shall control.

     IN WITNESS WHEREOF, the Lessor identified at Paragraph A. above and the Lessee identified at Paragraph B. above have executed this instrument in duplicate, the day and year set forth at Paragraph C. above, any corporate signature being by authority of the board of directors of such corporation.

                                  SCHEDULE A


Lessor: Propco, Inc.

Lessee: Crown Zellerbach Corporation

Location: 4455 S.E. 24th Avenue
          Portland, Oregon


Commencement Date of Lease:
- --------------------------

The Lease shall commence upon substantial completion of both the office and warehouse space. The Lessee shall have access to the warehouse area upon completion of the warehouse space. The office area will be completed approximately 30 days after the warehouse space is complete. During this period between when the warehouse is complete and when the office is completed, the Lessee shall be permitted to install racks and shelving in preparation for stocking merchandise. The waiver of subrogation provision of the lease shall be applicable commencing with Lessee's initial occupancy.

If the date of Substantial Completion is other than July 1, 1981, then the Commencement Date of Lease shall be adjusted accordingly.

Expiration Date of Lease:
- -------------------------

Expiration shall be 10 years after Commencement Date as defined above.

Initial Rental:
- ---------------

shell: 62,850 sq. ft. @ 0.29  =         $18,227.00 *
office: 3,000 sq. ft. @ 0.30  =             900.00
27' clearance:                              251.00
Storage above office:                       210.00
Fuel pump across street:                     43.00
                                        ----------
                                        $19,631.00/mth

* The 29 cent per square foot shall be applied to the entire gross square footage of the building shell, including the office area, the shipping dock area and the receiving dock area. The actual lump sum monthly rent shall be calculated from the final approved plans and specifications.

   The above rental figure is subject to increase if 35' candle lighting is required in rack or shelving areas.

Option Period:  The Lessee shall have the option to extend this Lease an
- --------------
                additional 5 years beyond the original 10 year period. The rental during the option period will be based on 50% of the increase of the CPI, all items, using September, 1981, as base year. Option must be exercised not later than 180 days prior to expiration.


                                             CROWN ZELLERBACH CORPORATION

BY: Propco, Inc.                       BY:   W. J. Zellerbach
   ----------------------------            -------------------------------
                                             W. J. Zellerbach

TITLE:[SIGNATURE NOT LEGIBLE]          TITLE: Senior Vice President
      -------------------------               ----------------------------
                       "Lessor"                                   "Lessee"

                        ADDENDUM NO. 1          1/29/82

                                                                    PROPCO, INC.
                                                             5000 S.E. 25th ave.
                                                          Portland, Oregon 97202



                            A D D E N D U M  NO.  1
                            - - - - - - - -  ------

                                   TO LEASE
                                   --------

                             DATED JANUARY 9, 1981
                             ---------------------

                                BY AND BETWEEN
                                --------------

LESSOR:     PROPCO, INC., an Oregon Corporation
- -------
                           AND

LESSEE:     CROWN ZELLERBACH CORPORATION, a Nevada Corporation
- ------
            qualified to do business in Oregon


THE LEASE dated January 9, 1981, by and between PROPCO, INC., "Lessor", and CROWN ZELLERBACH CORPORATION, "Lessee", shall be amended to include the following under ITEM "E" Legal Description of the Lease:

     1. ITEM "E" - LEGAL DESCRIPTION is amended to include: The South 35-1/2 feet of Lot 18 and the North 24-1/2 feet of Lot 19, Block 3, SPANTON'S ADDITION TO THE CITY OF PORTLAND, in the City of Portland, Multnomah County, Oregon.

All other terms and conditions of LEASE dated January 9, 1981, remains the same.


By:[SIGNATURE NOT LEGIBLE]              By: /S/ W. J. Zellerbach
   --------------------------             --------------------------------------
    PROPCO, INC.     (LESSOR)              CROWN ZELLERBACH CORPORATION (LESSEE)
                                           W. J. Zellerbach, Sr. Vice-President

Dated     1-22-82                       Dated  1/29/82
     ------------------                      ----------------------------

ASSIGNMENT & ASSUMPTION OR LEASE        10/15/85

                      ASSIGNMENT AND ASSUMPTION OF LEASE
                      ----------------------------------

        THIS AGREEMENT made as of the 15th day of October, 1985, between CROWN ZELLERBACH CORPORATION, a Nevada corporation whose principal office is located at One Bush Street, San Francisco, California 94104 ("Assignor"), and STATIONERS DISTRIBUTING COMPANY, INC., a Delaware corporation whose principal office is located at 3300 W. Bolt Street, Fort Worth, Texas 76110 ("Assignee").


                                  WITNESSETH
                                  ----------

        WHEREAS, Assignor is the Lessee under that certain Lease dated January 9, 1981, as amended on January 28, 1982, between Propco, Inc., an Oregon corporation, as Landlord, and Crown Zellerbach Corporation, as Lessee, concerning Premises located at 4455 S.E. 24th Avenue, Portland, Oregon (the "Lease"); and

        WHEREAS, Assignor desires to assign the Lease to Assignee so that Assignee may have the benefit of the use of the property subject to the Lease; and

        WHEREAS, such assignment shall be effective as of the close of business October 31, 1985, the date of the closing of the sale of the Stationers Distributing Company Division of Crown Zellerbach Corporation to Assignee.

        NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged:

        1. Assignor hereby assigns and transfers all of its rights, title and interest as tenant, in, to and under the Lease including but not limited to any security of Assignor held by landlord under the Lease, to Assignee, its successors and assigns from and after the effective date of this assignment for the remainder of the term of the Lease, subject to the rental, terms, covenants and conditions of the Lease and including without limitation any and all renewal and purchase options.

        2. From and after the effective date of this assignment, Assignee hereby assumes the performance of all of the terms, covenants and conditions arising out of the Lease herein assigned by Assignor to Assignee and agrees to pay the rent reserved by the Lease in accordance with the terms thereof until the termination of the Lease and will well and truly perform all the terms, covenants and conditions of the Lease herein assigned and hereinafter arising, all with full force and effect as if Assignee had signed the Lease originally as tenant named therein. Assignee does not assume any liability under the Lease arising as a result of any act, omission or occurrence happening prior to the effective date hereof.

        3. Assignee hereby agrees that the obligations herein assumed by Assignee shall inure to the landlord named in the Lease and to its successors and assigns.

        4. Assignee agrees to indemnify, defend and hold Assignor harmless from and against any and all claims, demands, liabilities, lawsuits, and all expenses associated therewith (including reasonable attorneys' fees and other costs of litigation) arising out of the failure by Assignee to comply with any provision of the lease assigned hereunder or arising out of any activity by Lessee, its agents, employees, or invitees, on or about the premises. In the event Assignee fails to comply with any of its obligations under the lease, Assignor may perform such obligation on behalf of Assignee and Assignee shall be liable to Assignor for all reasonable costs Assignor incurs in fulfilling such obligation.

        5. Assignor and Assignee each agrees to execute and deliver to the other party, if the other party so requests, such further instruments as may be reasonably required to complete or further evidence either the foregoing assignment or the foregoing assumption.

        IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first set forth above.


ASSIGNOR:                            CROWN ZELLERBACH CORPORATION



                                      By: [SIGNATURE NOT LEGIBLE]
                                          ---------------------------------
                                          Title:



ASSIGNEE:                             STATIONERS DISTRIBUTING COMPANY, INC.



                                      By: /s/ Joseph Loredo
                                          ----------------------------------
                                          Title: Vice President

STATE OF CALIFORNIA)
                   :  ss.
CITY & COUNTY OF SAN FRANCISCO )

     This instrument was acknowledged before me on October 21, 1985 by F. J. Stabbert as Senior Vice President of Crown Zellerbach Corporation, a Nevada corporation.


[OFFICIAL SEAL APPEARS HERE]              /S/ Madeline Cravotta
                                          ----------------------------
                                          Notary Public



                                          My commission expires: 5/6/88

STATE OF NEW YORK  )
                   :  ss.
COUNTY OF NEW YORK )

     This instrument was acknowledged before me on October 18, 1985 by Joseph Loredo as Vice President of Stationers Distributing Company, Inc., a Delaware corporation.

                                          /S/ Renalto C. Giallorenzi
                                          -----------------------------
                                          Notary Public


[Seal]
                                          My commission expires:
                                              March 30,1986

                        ADDENDUM No. 2          1/20/86

                                ADDENDUM NO. 2
                                --------------

                                   TO LEASE
                                   --------

                             DATED JANUARY 9, 1981
                             ---------------------

                                BY AND BETWEEN
                                --------------


LESSOR: PROPCO, INC. an Oregon Corporation
- -------

LESSEE (ASSIGNEE):     STATIONERS DISTRIBUTING COMPANY, INC.
- ------------------
                        an Delaware Corporation qualified
                        to do business in Oregon

The LEASE dated January 9, 1981, by and between PROPCO, INC., "LESSOR", and STATIONERS DISTRIBUTING COMPANY, INC. "LESSEE" (ASSIGNEE), shall be amended to read the following:

LESSOR, agrees to make tenant improvements for a total sum of One Hundred
Seven Thousand Two Hundred Sixty Six Dollars and Fifty Cents ($107,266.50) as approved by STATIONERS DISTRIBUTING COMPANY, INC., in letter to PROPCO, INC. dated January 7, 1986 (copy attached). It is understood and agreed that STATIONERS DISTRIBUTING COMPANY, INC., will reimburse PROPCO, INC., the total sum of $107,266.50 amortized over a term of ten and one-half (10.5) years based on a eleven per cent (11%) interest rate and including a ten per cent (10%) developers fee, monthly payments are to be made as set forth:

     First three (3) year (Beginning 3-1-86 to 2-1-89) monthly payment will be $1,200.00 per month plus initial rent due and payable on the first day of each month.

     Monthly payment after first (3) years (Beginning 3-1-89 for the duration of lease) will be $1,605.02 per month plus initial rent at that time, due and payable on the first day of each month.

Should LESSEE (ASSIGNEE), exercise their OPTION 180 days prior to expiration of LEASE (March 1, 1991) to extend the existing LEASE for an additional (5) year term the monthly payments of $1,605.02 will continue in addition to monthly rental. If LESSEE (ASSIGNEE) does not exercise their OPTION, then a BALLOON PAYMENT in the amount of $75,424.87 will be due and payable August 31, 1991.

All other terms and conditions of LEASE dated January 9, 1981, remains the same.

BY:SIGNATURE NOT LEGIBLE]           BY:[SIGNATURE NOT LEGIBLE]
   -----------------------------       -----------------------------
                        "LESSOR"                 "LESSEE" (ASSIGNEE)

DATED:   1-22-86                    DATED:    1-20-86
      --------------------------          --------------------------

                        Addendum No. 3          4/20/87

                                ADDENDUM NO. 3
                                   TO LEASE
                             DATED JANUARY 9, 1981
                                BY AND BETWEEN


LESSOR:              PROPCO, INC., AN OREGON CORPORATION
- -------

LESSEE (ASSIGNEE):   STATIONERS DISTRIBUTING COMPANY, INC.,
- ------ ----------    A DELAWARE CORPORATION QUALIFIED TO DO
                     BUSINESS IN OREGON

     THE LEASE DATED JANUARY 9, 1981, BY AND BETWEEN PROPCO, INC., "LESSOR," AND STATIONERS DISTRIBUTING COMPANY, INC., "LESSEE," (ASSIGNEE), SHALL BE AMENDED TO READ AS FOLLOWS:

     COMMENCING MARCH 1, 1987, AND CONTINUING UNTIL JANUARY 31, 1994, LESSEE SHALL PAY TO LESSOR ON THE FIRST DAY OF EACH MONTH RENT ACCORDING TO THE FOLLOWING SCHEDULE:

                   3/01/87 - 8/31/88    $18,725.00 PER MONTH

                   9/01/88 - 8/31/91    $19,500.00 PER MONTH

                   9/01/91 - 1/31/94    $20,100.00 PER MONTH

     COMMENCING FEBRUARY 1, 1994, AND CONTINUING UNTIL FEBRUARY 28, 1997, LESSEE SHALL PAY TO LESSOR RENT EQUAL TO THAT WHICH IS THEN CUSTOMARILY BEING PAID BY SIMILAR TENANTS FOR SIMILAR SPACE IN PORTLAND, OREGON, BUT NOT TO BE LESSER THAN $18,725.00 PER MONTH. IF THE PARTIES CANNOT AGREE UPON THE RENT FOR THIS THREE YEAR PERIOD, THE PARTIES WILL SUBMIT THE ISSUE TO BINDING ARBITRATION IN ACCORDANCE WITH THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION.

     THE MONTHLY RENT PROVIDED IN THIS AMENDMENT NO. 3 SHALL BE IN LIEU OF THE RENT AND TENANT IMPROVEMENT PAYMENTS PREVIOUSLY AGREED TO BE PAID BY LESSEE TO LESSOR.

     LESSEE SHALL BE RESPONSIBLE FOR ALL ROOF MAINTENANCE AND REPAIRS INCLUDING LEAKS, PROVIDED, HOWEVER, THAT FOR ANY SINGLE REPAIR JOB COSTING IN EXCESS OF $10,000.00 LESSOR SHALL BE RESPONSIBLE FOR THAT PORTION OF SUCH COST EXCEEDING $10,000.00. HOWEVER, THE AGGREGATE OF ALL LESSEE'S ROOF REPAIR EXPENSE SHALL NOT EXCEED $20,000.00 OVER THE LIFE OF THE LEASE.

     ALL OTHER TERMS AND CONDITIONS OF THE LEASE DATED JANUARY 9, 1981, AS AMENDED REMAIN THE SAME.

PROPCO, INC.                    STATIONERS DISTRIBUTING COMPANY, INC.

BY:[SIGNATURE NOT LEGIBLE]      BY:[SIGNATURE NOT LEGIBLE]
   -----------------------         -------------------------
"LESSOR"                               "LESSEE"  (ASSIGNEE)

DATED: 4.23.87                  DATED: 4.20.87
      --------------------            -----------------------